Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Harvey Electronics, Inc. (the "Company") on Form 10-Q for the second quarter ended April 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Joseph J. Calabrese, Chief Financial Officer certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          1. The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.





/s/ Joseph J. Calabrese
-----------------------
Joseph J. Calabrese
Executive Vice President,
Chief Financial Officer,
Treasurer & Secretary
June 14, 2005